CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 25, 1999, included in Owen's Corning's annual report on Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this Registration Statement.

                                      /s/ Arthur Anderson LLP
                                      -----------------------
                                          Arthur Anderson LLP


Toledo, Ohio
April 21, 1999